BY-LAWS OF

                               OLSTEN CORPORATION

                            (A Delaware Corporation)

                                   ___________

                                    ARTICLE 1

                            MEETINGS OF STOCKHOLDERS


          Section 1. Annual Meeting.  The annual meeting of the  stockholders of

OLSTEN CORPORATION  (hereinafter called the "Corporation") shall be held at 9:00

A.M. on the first Tuesday in May of each year, if not a legal holiday,  and if a legal  holiday,  then on the next  succeeding  day not a legal  holiday.  At the annual meeting the  stockholders  shall elect a Board of Directors  (hereinafter referred to as the "Board") and transact such other  business as may properly be brought  before the meeting.  If the annual meeting shall not be held on the day hereinabove  provided  for, the Board shall cause the meeting to be held as soon thereafter as convenient.


          Section 2. Special  Meetings.  Special  meetings of the  stockholders,

unless  otherwise  prescribed  by  statute,  may be called  for any  purpose  or purposes at any time by the Board,  the Chairman of the Board or the  President,

or at the  request,  in  writing,  of  stockholders  owning  shares  issued  and outstanding and entitled to vote and entitled to cast at least one-fourth of the votes entitled to be cast on matters other than the election of directors.

          Section 3. Notice of Meetings.  Notice of the place,  date and time of the holding of each annual and special meeting of the  stockholders  and, in the case of a special  meeting,  the  purpose or  purposes  thereof,  shall be given personally or by mail in a postage prepaid envelope to each stockholder entitled to vote at such  meeting,  not less than ten nor more than sixty days before the date of such meeting,  and, if mailed,  it shall be directed to such stockholder at his address as it appears on the records of the Corporation,  unless he shall have filed with the Secretary of the  Corporation a written request that notices to him be mailed to some other  address,  in which case it shall be  directed to him at such other address.  Notice of any meeting of  stockholders  shall not be required to be given to any  stockholder who shall attend such meeting in person or by proxy and shall  not,  at the  beginning  of such  meeting,  object to the transaction  of any  business  because  the  meeting is not  lawfully  called or convened,  or who shall,  either  before or after the  meeting,  submit a signed waiver of notice,  in person or by proxy.  Unless the Board  shall fix after the adjournment a new record date for an adjourned meeting or unless the adjournment is for more than thirty days, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned  were announced at the meeting at which the  adjournment is taken.  If the  adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned  meeting,  a notice of the  adjourned  meeting  shall be given to each stockholder of record entitled to vote at the meeting.


          Section 4. Place of Meetings. Meetings of the stockholders may be held at such  place,  within or without  the State of  Delaware,  as the Board or the officer  calling the same shall specify in the notice of such  meeting,  or in a duly executed waiver of notice thereof.

          Section 5. Quorum and Vote Required.  Except as otherwise  provided by applicable law, the Restated Certificate of Incorporation of the Corporation, as

the  same may be  amended  from  time to time  (hereinafter  referred  to as the

"Restated  Certificate of Incorporation"),  or by these By-Laws, at all meetings of the  stockholders  the  holders of shares  entitled to cast a majority of the votes entitled to be cast at such meeting on all matters other than the election of directors,  present in person or represented  by proxy at the meeting,  shall constitute a quorum for the transaction of business. The affirmative vote of the holders of shares  entitled to cast a majority of the votes  entitled to be cast on any  matter,  other  than the  election  of  directors,  present in person or represented  by proxy at the meeting and entitled to vote on the subject  matter shall be the act of the stockholders.

          Where a separate  vote by class or classes is required  by  applicable law or by the Restated Certificate of Incorporation,  the holders of outstanding shares  of such  class or  classes  entitled  to cast a  majority  of the  votes entitled to be cast by such class or classes,  present in person or  represented by proxy at the meeting,  shall constitute a quorum entitled to take action with respect to the vote on that matter and,  except with  respect to the election of directors,  the  affirmative  vote of the  holders of shares  entitled to cast a majority of the votes  entitled to be cast by holders of shares of such class or classes  present in person or  represented  by proxy at the meeting shall be the act of such class or classes.

          Directors  shall be elected by a plurality of the votes entitled to be cast by the holders of shares  present in person or  represented by proxy at the meeting and entitled to vote on the election of directors  and, where a separate vote by a  class  or  classes  is  required  with  respect  to the  election  of directors, such election shall be by plurality of the votes entitled to be cast by the holders of the shares present in person or represented by proxy at the meeting and  entitled  to vote on the  election  of  directors  by such class or classes.

          In the  absence of a quorum,  the  holders of a majority  of the votes entitled  to be cast by the  holders  of  shares of stock  present  in person or represented by proxy and entitled to vote, or if no stockholder entitled to vote is present,  then any officer of the  Corporation,  may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may be present any business may be  transacted  which might have been  transacted at the meeting as originally called.

          Unless  required  by statute,  or  determined  by the  chairman of the meeting to be advisable, the vote on any question need not be by written ballot.

On a vote by written  ballot,  each  ballot  shall be signed by the  stockholder voting,  or by his proxy, if there be such proxy,  and shall state the number of shares voted.


          Section 6.  Organization.  At each  meeting of the  stockholders,  the

Chairman of the Board,  or in the absence or inability  to act of the  Chairman,

the President,  or in the absence or inability to act of the  President,  a Vice

President,  or in the absence of all of the  foregoing,  any person  chosen by a majority of the votes entitled to be cast by those stockholders  present,  shall act as  chairman  of the  meeting.  The  Secretary,  or in his or her absence or inability  to act,  the  Assistant  Secretary  or any  person  appointed  by the chairman  of the  meeting,  shall act as  secretary  of the meeting and keep the minutes thereof.


          Section 7. Order of Business. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

          Section 8. Record Date.  In order that the  Corporation  may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment  thereof,  the Board may fix a record date, which record date shall not precede the date upon which the  resolution  fixing the record date is adopted by the  Board,  and which  record  date shall not be more than sixty nor less than ten days before the date of such  meeting.  If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next  preceding the date on which notice is given,  or, if notice is waived,

at the close of business on the day next  preceding the day on which the meeting is held. A  determination  of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting;

provided,  however,  that the Board may fix a new record date for the  adjourned meeting.

          In order that the Corporation may determine the stockholders  entitled to consent to corporate action in writing without a meeting, the Board may fix a record  date,  which  record  date  shall not  precede  the date upon  which the resolution  fixing the record date is adopted by the Board, and which date shall not be more than ten days  after the date upon which the  resolution  fixing the record  date is adopted by the  Board.  If no record  date has been fixed by the

Board,  the record  date for  determining  stockholders  entitled  to consent to corporate action in writing without a meeting, when no prior action by the Board is required,  shall be the first date on which a signed written  consent setting forth the action taken or proposed to be taken is  delivered to the  Corporation by delivery to its  registered  office in the State of Delaware,  its  principal place of business,  or an officer or agent of the Corporation  having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt  requested.  If no record date has been fixed by the Board  and  prior  action by the  Board is  required,  the  record  date for determining  stockholders  entitled  to consent to  corporate  action in writing without a  meeting  shall be at the  close of  business  on the day on which the

Board adopts the resolution taking such prior action.


          Section 9. Proxies.Each stockholder entitled to vote at any meeting of stockholders may authorize  another person or persons to act for him or her by a proxy signed by such stockholder or his or her attorney-in-fact.  Any such proxy shall be  delivered  to the  secretary  of such  meeting at or prior to the time designated  in the order of business for so delivering  such  proxies.  No proxy shall be valid after the expiration of three years from the date thereof, unless otherwise  provided in the proxy. Every proxy shall be revocable at the pleasure of the  stockholder  executing  it,  except in those cases where an  irrevocable proxy is permitted by law.


          Section  10. List of  Stockholders.  The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders,  a complete list of the stockholders  entitled to vote at the meeting,  arranged in alphabetical order, and showing the address of each  stockholder  and the  number  of  shares  registered  in the  name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days  prior to the  meeting,  either at a place  within the city where the meeting is to be held, which place shall be specified in the notice of the meeting,  or, if not so  specified,  at the place where the meeting is to be held. The list shall also be procured and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


          Section  11.  Inspectors.  The Board may, in advance of any meeting of stockholders,  appoint  one or more  inspectors  to act at such  meeting  or any adjournment  thereof.  If the inspectors  shall not be so appointed or if any of them shall fail to appear or act,  the  chairman of the meeting  may, and on the request of any stockholder  entitled to vote thereat shall,  appoint one or more inspectors.  Each  inspector,  before  entering upon the discharge of his or her duties,  shall  take  and sign an oath  faithfully  to  execute  the  duties  of inspector at such meeting with strict  impartiality and according to the best of his or  her  ability.  The  inspector  shall  determine  the  number  of  shares outstanding  and the voting power of each,  the number of shares  represented at the meeting,  the  existence of a quorum and the validity and effect of proxies,

and shall receive votes, ballots or consents,  hear and determine all challenges and questions  arising in connection with the right to vote,  count and tabulate all votes,  ballots or consents,  determine the results, and do such acts as are proper to conduct the  election or vote with  fairness to all  stockholders.  On request of the  chairman  of the  meeting or any  stockholder  entitled  to vote thereat,  the  inspectors  shall make a report,  in writing,  of any  challenge,

request or matter  determined by the  inspectors and shall execute a certificate of any fact found by the inspectors.  No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be stockholders.



          Section 12.  Consent of  Stockholders  in Lieu of Meeting.  Any action required  to be taken at any annual or special  meeting of  stockholders  of the

Corporation,  or any action which may be taken at any annual or special  meeting of such stockholders, may be taken without prior notice and without a vote, if a consent or  consents  in writing,  setting  forth the action so taken,  shall be signed by the  holders of  outstanding  stock  having not less than the  minimum number of votes that would be  necessary  to  authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

          Every  written  consent  shall  bear  the  date of  signature  of each stockholder who signs the consent,  and no written consent shall be effective to take the corporate  action referred to therein unless,  within sixty days of the earliest dated consent  delivered in the manner  required by this Section to the

Corporation,  written consents signed by a sufficient  number of holders to take action are delivered to the Corporation by delivery to its registered  office in the State of Delaware, its principal place of business or an officer or agent of the Corporation  having custody of the book in which  proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

          Prompt notice of the taking of corporate  action  without a meeting by less than unanimous  written  consent shall be given to those  stockholders  who have not consented in writing.



                                   ARTICLE II

                               BOARD OF DIRECTORS


          Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things  as are not by  statute  or the  Restated  Certificate  of  Incorporation directed or required to be exercised or done by the stockholders.


          Section 2. Number,  Qualifications,  Election and Term of Office.  The

number of directors of the  Corporation  shall be determined by majority vote of the entire  Board or by amendment  of these  By-Laws but,  unless this By-Law is amended,  shall not be more than twelve nor less than three.  Directors need not be  stockholders.  Each director shall hold office until the next annual meeting of the  stockholders and until his or her successor shall have been duly elected and  qualified,  or  until  his or her  death,  or until  he or she  shall  have resigned,  or have been removed, as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Restated Certificate of Incorporation.


          Section 3.  Place of  Meetings.  Meetings  of the Board may be held at such place, within or without the State of Delaware, as the Board may, from time to time, determine or as shall be specified in the notice or waiver of notice of such meeting.


          Section 4. Annual Meeting. The Board shall meet for the purpose of the election  of  officers  and  the  transaction  of  other  business,  as  soon as practicable after each annual meeting of the  stockholders,  on the same day and at the same place where such annual meeting shall be held. Notice of such annual meeting of the Board need not be given.  Such  meeting  may be held at any other time or place (within or without the State of Delaware) which shall be specified in a notice thereof given as  hereinafter  provided in Section 7 of this Article

II.

         Section 5. Regular  Meetings.  Regular  meetings of the Board shall be held at such time and place as the Board may, from time to time,  determine.  If any day fixed for a regular  meeting shall be a legal holiday at the place where the meeting is to be held,  then the meeting  which would  otherwise  be held on that day shall be held at the same  hour on the next  succeeding  business  day.

Notice of regular  meetings of the Board need not be given  except as  otherwise required by statute or these By-Laws.


          Section 6.  Special  Meetings.  Special  meetings  of the Board may be called by two or more  directors  of the  Corporation  or by the Chairman of the

Board or the President.


          Section 7. Notice of Meetings.  Notice of each special  meeting of the

Board (and of each regular  meeting for which notice shall be required) shall be given by the  Secretary  as  hereinafter  provided  in this  Section 7, in which notice  shall be  stated  the time and place  (within  or  without  the State of

Delaware) of the meeting. Notice of each such meeting shall be delivered to each director either  personally or by telephone,  telegraph,  cable or wireless,  at least  twenty-four  hours before the time at which such meeting is to be held or by first-class  mail,  postage  prepaid,  or overnight  courier,  addressed to a director at the director's residence, or usual place of business, at least three days  before  the day on which such  meeting  is to be held.  Notice of any such meeting need not be given to any director who shall,  either before or after the meeting,  submit a signed  waiver of notice or who  shall  attend  such  meeting without protesting, prior to or at its commencement,  the lack of notice to such director.  Except as otherwise  specifically required by these By-Laws, a notice or waiver  of  notice  of any  regular  or  special  meeting  need not state the purposes of such meeting.

          Section 8. Quorum and Manner of Acting. A majority of the entire Board shall be present in person at any meeting of the Board in order to  constitute a quorum for the transaction of business at such meeting, and, except as otherwise expressly required by statute or the Restated Certificate of Incorporation,  the act of a majority of the  directors  present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat,  or if no director be present,  the Secretary,  may adjourn such meeting to another time and place, or such meeting  need not be held.  At any  adjourned  meeting at which a quorum is present,  any business may be transacted which might have been transacted at the meeting  as  originally  called.  Except as  provided  in  Article  III of these

By-Laws,  the directors  shall act only as a Board and the individual  directors shall have no power as such.


          Section 9.  Organization.  The Board shall elect one of its members as

Chairman of the Board. At each meeting of the Board,  the Chairman of the Board,

or in his  absence or  inability  to act,  the  President,  or in his absence or inability to act, another director chosen by a majority of the directors present shall act as Chairman of the meeting and preside  thereat.  The Secretary (or in his absence or inability to act, any person appointed by the Chairman) shall act as Secretary of the meeting and keep the minutes thereof.


          Section 10.  Resignations.  Any director of the Corporation may resign at any time by giving written notice of his or her resignation to the Board, the

Chairman of the Board, the President or Secretary.  Any such  resignation  shall take effect at the time  specified  therein or, if the time when it shall become effective shall not be specified  therein,  immediately  upon its receipt;  and,

unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section  11.  Vacancies.  Vacancies  and newly  created  directorships resulting from an increase in the authorized  number of directors elected by all of the stockholders may be filled by a majority of the directors then in office,

though less than a quorum, or by a sole remaining director, and the directors so chosen  shall  hold  office  until the next  annual  election  and  until  their successors are duly elected and shall qualify, unless sooner displaced. Whenever the holders of any class or classes of stock or series  thereof are  entitled to elect one or more  directors by the  provisions of the Restated  Certificate  of

Incorporation,  vacancies  and  newly  created  directorships  of such  class or classes or series may be filled by a majority of the  directors  elected by such class or classes or series thereof in office, or by a sole remaining director so elected.  If there are no directors in office, then an election of directors may be held in the  manner  provided  by  statute.  If, at the time of  filling  any vacancy or any newly created  directorship,  the directors  then in office shall constitute less than a majority of the whole Board (as  constituted  immediately prior to any increase),  the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding shares entitling such holders to cast at least ten  percent of the total  number of the votes  entitled to be cast by the holders  of all  shares  at the time  outstanding  having  the right to vote for directors,  summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in  office.  When  one or more  directors  shall  resign  from  the  Board,

effective  at a  future  date,  a  majority  of the  directors  then in  office,

including  those who have so resigned,  shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall  become  effective,  and each  director  so chosen  shall  hold  office as provided in this Section in the filling of other vacancies.

          Section 12. Removal of Directors.  Except as otherwise provided in the

Restated Certificate of Incorporation,  or in these By-Laws, any director may be removed,  either with or without cause, at any time, by the affirmative  vote of the  holders  of record  of  shares  entitled  to cast a  majority  of the votes entitled to be cast by the issued and outstanding stock entitled to vote for the election  of  directors  of the  Corporation  given at a special  meeting of the stockholders called and held for the purpose;  provided,  however, that whenever the holders of any class or series are  entitled to elect one or more  directors by the  provisions of the Restated  Certificate of  Incorporation  the foregoing provision  shall apply, in respect to the removal without cause of a director or directors so elected,  to the vote of the holders of the  outstanding  shares of that class or series and not to the vote of the  outstanding  shares as a whole;

and the  vacancy  in the  Board  caused  by any  removal  may be  filled by such stockholders at such meeting,  or, if the  stockholders  shall fail to fill such vacancy, as in these By-Laws provided.


          Section 13.  Compensation.  The Board shall have  authority to fix the compensation,  including fees and  reimbursement  of expenses,  of directors for services to the  Corporation  in any capacity,  provided,  no such payment shall preclude any director  from serving the  Corporation  in any other  capacity and receiving compensation therefor.


          Section 14. Action Without  Meeting.  Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee,  as the case may be,

consent  thereto in  writing,  and the  writing or  writings  are filed with the minutes of proceedings of the Board or Committee.

                                   ARTICLE III

                         EXECUTIVE AND OTHER COMMITTEES


          Section  1.  Executive  and  other  Committees.   The  Board  may,  by

resolution  passed by a  majority  of the  whole  Board,  designate  one or more committees,  each  committee  to consist of two or more of the  directors of the

Corporation.  The Board may designate one or more directors as alternate members of any  committee,  who may  replace  any absent or  disqualified  member at any meeting of the  committee.  Any such  committee,  to the extent  provided in the resolution shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the

Corporation to be affixed to all papers which may require it; provided, however,

that in the  absence  or  disqualification  of any member of such  committee  or committees,  the  member or  members  thereof  present  at any  meeting  and not disqualified  from voting,  whether or not he, she or they  constitute a quorum,

may unanimously appoint another member of the Board to act at the meeting in the place of any such  absent or  disqualified  member.  Each  committee  shall keep written  minutes of its  proceedings  and shall report such minutes to the Board when required.  All such proceedings  shall be subject to revision or alteration by the Board;  provided,  however, that third parties shall not be prejudiced by such revision or alteration.


          Section 2.  General.  A majority of any  committee  may  determine its action  and fix the time and  place of its  meetings,  unless  the  Board  shall otherwise provide.  Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 7 of Article II. The Board shall have any power at any time to fill vacancies in, to change the membership of, or to dissolve any such  committee.  Nothing  herein shall be deemed to prevent the

Board from appointing one or more  committees  consisting in whole or in part of persons who are not directors of the  Corporation;  provided,  however,  that no such committee shall have or may exercise any authority of the Board.



                                   ARTICLE IV

                                    OFFICERS


          Section 1. Number and Qualifications.  The officers of the Corporation shall include the President,  one or more Vice  Presidents  (one or more of whom may be designated an Executive Vice President or a Senior Vice  President),  the

Treasurer  and the  Secretary.  Any two or more  offices may be held by the same person,  except the offices of President and  Secretary.  Such officers shall be elected,  from time to time, by the Board, each to hold office until the meeting of the Board following the next annual meeting of the stockholders, or until his or her successor shall have been duly elected and shall have qualified, or until his or her death, or until he or she shall have resigned,  or have been removed,

as  hereinafter  provided in these  By-Laws.  The Board may,  from time to time,

elect or  delegate to the  President  the power to appoint  such other  officers

(including  one  or  more  Assistant  Vice  Presidents,  one or  more  Assistant

Treasurers and one or more Assistant  Secretaries),  and such agents,  as may be necessary or desirable for the business of the Corporation.  Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

          Section 2. Resignations.  Any officer of the Corporation may resign at any time by giving  written notice of his or her  resignation to the Board,  the

President or the Secretary.  Any such resignation  shall take effect at the time specified  therein or, if the time when it shall become  effective  shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein,  the acceptance of such  resignation  shall not be necessary to make it effective.


          Section 3.  Removal.  Any officer or agent of the  Corporation  may be removed  either with or without cause at any time by the vote of the majority of the  entire  Board at any  meeting  of the  Board  or,  except in the case of an officer or agent elected or appointed by the Board, the President.


          Section 4.  Vacancies.  A vacancy in any office,  whether arising from death, resignation,  removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant in the manner prescribed in these By-Laws for the regular election or appointment to such office.


          Section  5.  President.  The  President  shall be the Chief  Executive

Officer of the Corporation.  He or she shall generally  supervise the management of the business of the  Corporation,  shall direct the senior and other officers reporting  to him and shall see that their duties are  properly  performed.  The

President shall perform such other duties as may, from time to time, be assigned by the Board.


          Section 6. Vice  Presidents.  The  Executive  Vice  President(s),  the

Senior  Vice  President(s)  and each Vice  President  shall have such powers and perform all such  duties as,  from time to time,  may be assigned to them by the

Board, or the President.

          Section 7. The Treasurer. The Treasurer shall:

                 (a) have  charge and custody of, and be  responsible  for,  all funds and securities of the Corporation;

                 (b)  keep  full  and   accurate   accounts  of   receipts   and

disbursements  in books  belonging  to the  Corporation  and have control of all books of account of the Corporation;

                 (c) cause all moneys and other valuables to be deposited to the credit of the  Corporation  in such  depositories  as may be  designated  by the

Board;

                 (d) receive,  and give receipts for,  moneys due and payable to the Corporation from any source whatsoever;

                 (e) disburse the funds of the  Corporation  and  supervise  the investment  of its funds as ordered or  authorized  by the Board,  taking proper vouchers therefor;

                 (f) render to the President  and the Board,  whenever the Board may require, an account of the financial condition of the Corporation; and

                 (g) in general,  perform all the duties  incident to the office of Treasurer and such other duties as, from time to time, may be assigned by the

Board or the President.


          Section 8. The Secretary. The Secretary shall:

                 (a) keep or cause to be kept in one or more books  provided for the purpose,  the minutes of all meetings of the Board,  the  committees  of the

Board and the stockholders;

                 (b) see that all notices are duly given in accordance  with the provisions of these By-Laws and as required by law;

                 (c) be custodian of the record and the seal of the  Corporation and  affix and  attest  the seal to all stock  certificates  of the  Corporation

(unless the seal of the Corporation on such  certificates  shall be a facsimile,

as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

                 (d) see that the books, reports,  statements,  certificates and other  documents  and records  required by law to be kept and filed are properly kept and filed; and

                 (e) in general,  perform all the duties  incident to the office of Secretary and such other duties as, from time to time, may be assigned by the

Board or the President.


          Section 9.  Officers'  Bonds or Other  Security.  If  required  by the

Board,  any officer of the  Corporation  shall give a bond or other security for the faithful  performance of his duties,  in such amount and with such surety or sureties as the Board may require.


          Section 10.  Compensation.  The  compensation  of the  officers of the

Corporation  for their  services as such officers  shall be fixed,  from time to time,  by the  Board;  provided,  however,  that the Board may  delegate  to the

President the power to fix the  compensation of officers and agents appointed by him.  An  officer  of the  Corporation  shall not be  prevented  from  receiving compensation  by  reason of the fact  that he or she is also a  director  of the

Corporation,  but any such  officer who shall also be a director  shall not have any vote in the determination of the amount of compensation paid to him or her.

                                    ARTICLE V

                                 INDEMNIFICATION


          Section 1. Right to Indemnification.  Each person who was or is made a party or is  threatened  to be made a party to or is  otherwise  involved in any

action,  suit  or  proceeding,   whether  civil,  criminal,   administrative  or

investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the  Corporation  or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise,  including service with respect to an employee benefit plan (hereinafter an  "indemnitee"),  whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer shall be  indemnified  and held  harmless by the  Corporation  to the  fullest  extent authorized by the Delaware  General  Corporation  Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment  permits the Corporation to provide broader  indemnification rights than permitted  prior thereto),  against all expense,  liability and loss

(including  attorneys' fees,  judgments,  fines, ERISA excise taxes or penalties and  amounts  paid  in  settlement)  reasonably  incurred  or  suffered  by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee  who has ceased to be a director or officer and shall inure to the benefit of the  indemnitee's  heirs,  executors  and  administrators;  provided,

however,  that the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof)  initiated by such  indemnitee  only if such proceeding (or part thereof) was authorized by the Board.

          Section  2.  Right  to   Advancement   of   Expenses.   The  right  to

indemnification  conferred to in Section 1 of this  Article V shall  include the right to be paid by the  Corporation  the  expenses  incurred in  defending  any proceeding for which such right to  indemnification  is applicable in advance of its final  disposition  (hereinafter an  "advancement  of expenses");  provided,

however,  that, if the Delaware General Corporation Law requires, an advancement of expenses  incurred by an  indemnitee  in his or her capacity as a director or officer  (and not in any other  capacity in which  service was or is rendered by such indemnitee,  including, without limitation,  service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking,  by or on behalf of such  indemnitee,  to repay all  amounts so advanced if it shall ultimately  be  determined  by final  judicial  decision  from which there is no further right to appeal that such  indemnitee is not entitled to be  indemnified for such expenses under this Article V or otherwise.


          Section 3.  Non-Exclusivity  of Rights.  The rights to indemnification and to the  advancement  of expenses  conferred  in this  Article V shall not be exclusive  of any other  right  which any person may have or  hereafter  acquire under any statute, the Restated Certificate of Incorporation, By-Law, agreement,

vote of stockholders or disinterested directors or otherwise.


          Section 4. Insurance.  The Corporation may maintain insurance,  at its expense, to protect itself and any director,  officer,  employee or agent of the

Corporation or another corporation,  partnership,  joint venture, trust or other

enterprise  against  any  expense,   liability  or  loss,  whether  or  not  the

Corporation  would have the power to indemnify such person against such expense,

liability or loss under the Delaware General Corporation Law.

          Section 5. Indemnification of Employees and Agents of the Corporation.

The  Corporation  may, to the extent  authorized from time to time by the Board,

grant  rights to  indemnification  and to the  advancement  of  expenses  to any employee  or agent of the  Corporation  or, if  serving  at the  request  of the

Corporation, as an employee or agent of another corporation or of a partnership,

joint venture,  trust or other enterprise,  including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article V with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.



                                   ARTICLE VI

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.


          Section 1.  Execution of  Contracts.  Except as otherwise  required by statute,  the  Restated  Certificate  of  Incorporation  or these  By-Laws,  any contracts or other  instruments may be executed and delivered in the name and on behalf of the  Corporation by such officer or officers  (including any assistant officer) of the  Corporation as the Board may, from time to time,  direct.  Such authority  may be general or  confined to  specific  instances  as the Board may determine.  Unless  authorized  by the  Board or  expressly  permitted  by these

By-Laws,  an officer or agent or employee  shall not have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or to any amount.

          Section 2. Loans.  Unless the Board  shall  otherwise  determine,  the

President or any Executive  Vice  President may effect loans and advances at any time for the Corporation  from any bank,  trust company or other  institution or from any firm,  corporation or  individual,  and for such loans and advances may make,  execute and deliver  promissory  notes,  bonds or other  certificates  or evidences of indebtedness of the  Corporation,  but no officer or officers shall mortgage,  pledge,  hypothecate  or transfer any securities or other property of the Corporation, except when authorized by the Board.


          Section 3. Checks,  Drafts, etc. All checks, drafts, bills of exchange or other  orders for the  payment of money out of the funds of the  Corporation,

and all notes or other evidences of indebtedness  of the  Corporation,  shall be signed in the name and on behalf of the  Corporation by such persons and in such manner as shall, from time to time, be authorized by the Board.


          Section  4.  Deposits.  All  funds of the  Corporation  not  otherwise employed shall be deposited, from time to time, to the credit of the Corporation in such banks, trust companies or other depositories as the Board may, from time to time,  designate  or as may be  designated  by an officer or  officers of the

Corporation  to whom  such  power of  designation  may,  from  time to time,  be delegated  by the  Board.  For the  purpose of  deposit  and for the  purpose of collection for the account of the Corporation,  checks,  drafts and other orders for the payment of money which are payable to the order of the  Corporation  may be endorsed,  assigned and delivered by an officer or agent of the  Corporation,

or in such other manner as the Board may determine by resolution.

          Section 5. General and Special Bank Accounts. The Board may, from time to time,  authorize the opening and keeping of general and special bank accounts with  such  banks,  trust  companies  or other  depositories  as the  Board  may designate or as may be designated  by an officer or officers of the  Corporation to whom such power of  designation  may,  from time to time, be delegated by the

Board.  The Board may make such special  rules and  regulations  with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.


          Section 6.  Proxies in Respect of  Securities  of Other  Corporations.

Unless otherwise provided by resolution  adopted by the Board of Directors,  the

President or a Vice President or the Treasurer  may, from time to time,  appoint an attorney or attorneys or agent or agents, of the Corporation, in the name and on behalf of the  Corporation  to cast the votes  which the  Corporation  may be entitled  to cast as the  holder  of  stock  or other  securities  in any  other corporation  any  of  whose  stock  or  other  securities  may  be  held  by the

Corporation, at meetings of the holders of the stock or other securities of such other corporation,  or to consent, in writing, in the name of the Corporation as such  holder,  to any action by such other  corporation,  and may  instruct  the person or persons so  appointed as to the manner of casting such votes or giving such consent,  and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise,  all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                   ARTICLE VII

                                   SHARES, ETC.


          Section 1. Stock Certificates. Each holder of stock of the Corporation shall be  entitled to have a  certificate,  in such form as shall be approved by the Board,  certifying the number of shares of stock of the Corporation owned by such holder.  The certificates  representing  shares of stock shall be signed in the name of the  Corporation  by the Chairman of the Board,  the  President or a

Vice  President and by the Secretary or an Assistant  Secretary or the Treasurer

or an Assistant  Treasurer  and sealed with the seal of the  Corporation  (which seal may be facsimile,  engraved or printed);  provided, however, that where any such certificate is countersigned by a transfer agent other than the Corporation or its employee,  or is registered by a registrar  other than the Corporation or one of its employees, the signature of the officers of the Corporation upon such certificates  may be  facsimiles,  engraved or printed.  In case any officer who shall  have  signed  or whose  facsimile  signature  has been  placed  upon such certificates shall have ceased to be such officer before such certificates shall be issued,  they may  nevertheless  be issued by the  Corporation  with the same effect as if such officer were still in office at the date of their issue.


          Section 2. Books of Account and Record of Stockholders.  The books and records of the  Corporation  may be kept at such  places  within or without  the

State of Delaware,  as the Board may,  from time to time,  determine.  The stock record  books  and  the  blank  stock  certificate  books  shall  be kept by the

Secretary or by any other officer or agent designated by the Board.

          Section 3.  Transfer  of Shares.  Transfers  of shares of stock of the

Corporation  shall be made on the stock  records  of the  Corporation  only upon authorization  by the  registered  holder  thereof,  or by  his or her  attorney thereunto  authorized  by power of  attorney  duly  executed  and filed with the

Secretary or with a transfer  agent or transfer  clerk,  and on surrender of the certificate or certificates for such shares properly  endorsed or accompanied by a duly  executed  stock  transfer  power and the  payment of all taxes  thereon.

Except as  otherwise  provided  by law,  the  Corporation  shall be  entitled to recognize  the  exclusive  right of a person  in whose  name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes,  including,  without  limitation,  the rights to receive  dividends or other  distributions and to vote as such owner, and the Corporation may hold any such  stockholder of record liable for calls and assessments and the Corporation shall not be bound to recognize  any  equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof.  Whenever any transfers of shares shall be made for  collateral  security and not  absolutely  and both the  transferor and transferee  request the  Corporation  to do so, such fact shall be stated in the entry of the transferee.


          Section 4.  Regulations.  The Board may make such additional rules and regulations,  not  inconsistent  with these  By-Laws,  as it may deem  expedient concerning the issue,  transfer and  registration of certificates  for shares of stock of the Corporation.  It may appoint,  or authorize any officer or officers to appoint,  one or more transfer  agents or one or more transfer clerks and one or more registrars and may require all  certificates for shares of stock to bear the signature or signatures of any of them.

          Section 5. Lost,  Destroyed or Mutilated  Certificates.  The holder of

any  certificate   representing   shares  of  stock  of  the  Corporation  shall

immediately  notify the  Corporation  of any loss,  destruction or mutilation of such  certificate,  and the  Corporation may issue a new certificate of stock in the place of any  certificate  theretofore  issued by it which the owner thereof shall  allege to have been lost,  stolen or  destroyed  or which shall have been mutilated,  and the Board may, in its  discretion,  require such owner or his or her legal  representative to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board, in its absolute discretion,  shall determine,  to indemnify the Corporation against any claim that may be made against it on account of the alleged  loss,  theft or destruction  of any such  certificate,  or the  issuance  of a new  certificate.

Anything  herein to the  contrary  notwithstanding,  the Board,  in its absolute discretion,  may refuse to issue any such new  certificate,  except  pursuant to legal proceedings under the laws of the State of Delaware.


          Section 6.  Stockholder's  Right of  Inspection.  Any person who shall have been a  stockholder  of record of the  Corporation  for at least six months immediately  preceding  his or  demand,  or any  person  holding,  or  thereunto authorized by the holders of , at least five percent of the  outstanding  shares of stock of the  Corporation,  shall,  in person or by attorney or other  agent,

upon  written  demand  under oath  stating the purpose  thereof,  have the right during the usual  hours for  business  to inspect  for any  proper  purpose  the

Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder.  In every instance  where an  attorney  or other  agent  shall be the person who seeks the right to  inspection,  the demand under oath shall be  accompanied by a power of attorney or such other writing which  authorizes  the attorney or other agent to so act on behalf of the stockholder.  The demand under oath shall be directed to the  Corporation  at its  registered  office in the State of  Delaware or at its principal place of business.


          Section 7. Fixing of Record Date.  In order that the  Corporation  may determine the stockholders  entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose  of any other  lawful  action,  the Board may fix a record  date,  which record  date shall not  precede  the date upon which the  resolution  fixing the record date is adopted,  and which record date shall be not more than sixty days prior  to such  action.  If no  record  date  is  fixed,  the  record  date  for determining  stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

                                  ARTICLE VIII

                                     OFFICES


          Section 1. Registered Office. The registered office of the Corporation in the State of Delaware  shall be at 15 East North Street,  Dover,  Delaware or such other  office  within the State of Delaware as the Board of  Directors  may determine, from time to time.


          Section 2. Other Offices.  The  Corporation may also have an office or offices other than said principal office at such place or places,  either within or  without  the  State of  Delaware,  as the  Board  shall,  from time to time,

determine or the business of the Corporation may require.



                                   ARTICLE IX

                                   FISCAL YEAR


          The fiscal year of the Corporation shall be determined by the Board.



                                    ARTICLE X

                                      SEAL


          The Board shall provide a corporate  seal,  which shall be in the form of two concentric circles and bear the name of the Corporation and the words and figures "Corporate Seal 1967, Delaware".

                                   ARTICLE XI

                                   AMENDMENTS


          These  By-Laws  may be  amended or  repealed,  or new  By-Laws  may be adopted, at any annual or special meeting of the stockholders,  by a majority of the total votes of the stockholders or when stockholders are required to vote by class by a majority  of the total  votes of the  appropriate  class,  present in person or  represented  by proxy and entitled to vote on such action;  provided,

however,  that the notice of such  meeting  shall have been given as provided in these  By-Laws,  which notice shall  mention that  amendments or repeal of these

By-Lays, or the adoption of new By-Laws, is one of the purposes of such meeting.

These By-Laws may also be amended or repealed, or new By-Laws may be adopted, by the Board at any meeting thereof; provided, however, that notice of such meeting shall have been given as provided in these  By-Laws,  which notice shall mention that amendment or repeal of the By-Laws,  or the adoption of new By-Laws, is one of the purposes of such meeting; and provided,  further, that By-Laws adopted by the  Board  may be  amended  or  repealed  by the  stockholders  as  hereinabove provided.


Amended 2/10/99